Exhibit 23
                       ARTHUR ANDERSEN LLP





            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the

incorporation by reference of our report, dated October 31, 1997,

included in this Form 10-K, into Peoples Energy Corporation's previously filed Registration Statement File Nos. 2-82760, 33-

6369, 333-17701,33-63193 and 333-09993.



                               /s/ ARTHUR ANDERSEN LLP

                                   ARTHUR ANDERSEN LLP




Chicago, Illinois,

December 22, 1997